Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments

March 31, 2019 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 97.8%

U.S. TREASURY OBLIGATIONS - 97.8%
U.S. Treasury Bills
2.47%, 5/16/2019(a)(b)	37,800,000	37,688,600
2.46%, 5/30/2019(b)	38,600,000	38,451,495
2.50%, 6/6/2019(a)(b)	29,500,000	29,372,634
2.43%, 7/11/2019(b)	2,300,000	2,284,746
2.45%, 8/8/2019(b)	26,600,000	26,374,576
2.45%, 8/15/2019(b)	3,400,000	3,369,462
2.46%, 8/22/2019(b)	10,250,000	10,153,454
TOTAL U.S. TREASURY OBLIGATIONS (Cost $147,664,869)		147,694,967

Total Investments - 97.8% (Cost $147,664,869)		147,694,967
Other Assets Less Liabilities - 2.2%		3,362,523
Net Assets - 100.0%		151,057,490

(a)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $29,883,900.
(b)	The rate shown was the current yield as of March 31, 2019.

See accompanying notes to consolidated schedules of portfolio investments.

Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments (concluded)

March 31, 2019 (Unaudited)

Futures contracts outstanding as of March 31, 2019 :
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
Coffee ‘C’	93	5/2019	USD	3,295,687	(309,220)
Copper	160	5/2019	USD	11,744,000	586,934
Corn	443	5/2019	USD	7,896,475	(582,897)
Cotton No. 2	56	5/2019	USD	2,173,080	164,129
KC HRW Wheat	74	5/2019	USD	1,591,000	(253,498)
LME Aluminum Base Metal(a)	196	5/2019	USD	9,316,125	126,713
LME Nickel Base Metal(a)	85	5/2019	USD	6,605,010	187,271
LME Zinc Base Metal(a)	107	5/2019	USD	7,901,281	796,652
Low Sulphur Gasoil	69	5/2019	USD	4,190,025	228,373
Natural Gas	417	5/2019	USD	11,100,540	103,500
NY Harbor ULSD	42	5/2019	USD	3,477,550	141,157
RBOB Gasoline	58	5/2019	USD	4,585,770	620,280
Silver	71	5/2019	USD	5,364,050	(237,858)
Soybean	188	5/2019	USD	8,311,950	(388,612)
Soybean Meal	154	5/2019	USD	4,720,100	(53,902)
Soybean Oil	261	5/2019	USD	4,441,176	(350,029)
Sugar No. 11	320	5/2019	USD	4,490,752	(22,128)
Wheat	175	5/2019	USD	4,005,313	(533,778)
WTI Crude Oil	226	5/2019	USD	13,591,640	1,498,746
100 oz Gold	136	6/2019	USD	17,659,600	(66,357)
Lean Hogs	107	6/2019	USD	3,789,940	411,905
Live Cattle	119	6/2019	USD	5,664,400	(43,978)
Brent Crude Oil	184	7/2019	USD	12,366,640	155,944
					2,179,347
Contracts Sold
LME Aluminum Base Metal(a)	(61)	5/2019	USD	(2,899,406)	6,540
LME Nickel Base Metal(a)	(27)	5/2019	USD	(2,098,062)	(7,790)
LME Zinc Base Metal(a)	(33)	5/2019	USD	(2,436,844)	(200,087)
					(201,337)
					1,978,010

(a)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 1.

Abbreviations
USD	US Dollar

See accompanying notes to consolidated schedules of portfolio investments.

Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments

March 31, 2019 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 94.6%

U.S. TREASURY OBLIGATIONS - 94.6%
U.S. Treasury Bills
2.48%, 6/20/2019(a)	160,000	159,161
2.48%, 6/27/2019(a)(b)	1,110,000	1,103,716
2.45%, 8/8/2019(a)	1,740,000	1,725,254
2.40%, 9/26/2019(a)	510,000	504,037
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,491,340)		3,492,168

Total Investments - 94.6% (Cost $3,491,340)		3,492,168
Other Assets Less Liabilities - 5.4%		198,275
Net Assets - 100.0%		3,690,443

(a)	The rate shown was the current yield as of March 31, 2019.
(b)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $497,165.

See accompanying notes to consolidated schedules of portfolio investments.

Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments (concluded)

March 31, 2019 (Unaudited)

Futures contracts outstanding as of March 31, 2019 :
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	3	5/2019	USD	142,594	(5,806)
LME Nickel Base Metal(a)	1	5/2019	USD	77,706	8,798
LME Zinc Base Metal(a)	2	5/2019	USD	147,688	23,780
LME Aluminum Base Metal(a)	3	7/2019	USD	143,925	2,382
LME Nickel Base Metal(a)	1	7/2019	USD	78,048	9,986
LME Zinc Base Metal(a)	2	7/2019	USD	145,825	22,917
100 oz Gold	3	8/2019	USD	391,350	(6,559)
Lean Hogs	3	8/2019	USD	111,660	13,899
Live Cattle	3	8/2019	USD	138,810	1,619
Brent Crude Oil	4	9/2019	USD	266,880	18,450
Coffee ‘C’	2	9/2019	USD	74,812	(2,220)
Copper	4	9/2019	USD	294,700	2,013
Corn	10	9/2019	USD	187,500	(3,073)
KC HRW Wheat	2	9/2019	USD	44,875	(957)
LME Aluminum Base Metal(a)	3	9/2019	USD	145,294	3,501
LME Nickel Base Metal(a)	1	9/2019	USD	78,372	(772)
LME Zinc Base Metal(a)	2	9/2019	USD	144,225	7,305
Low Sulphur Gasoil	1	9/2019	USD	61,675	(152)
Natural Gas	11	9/2019	USD	307,230	(14,904)
NY Harbor ULSD	1	9/2019	USD	83,933	(679)
RBOB Gasoline	2	9/2019	USD	151,990	4,152
Silver	2	9/2019	USD	152,950	(2,821)
Wheat	5	9/2019	USD	117,750	3,170
WTI Crude Oil	5	9/2019	USD	302,650	9,055
Sugar No. 11	8	10/2019	USD	116,032	1,179
Soybean	5	11/2019	USD	229,750	(3,255)
Cotton No. 2	2	12/2019	USD	75,440	1,537
Soybean Meal	3	12/2019	USD	95,040	859
Soybean Oil	6	12/2019	USD	106,128	(4,923)
					88,481
Contracts Sold
LME Aluminum Base Metal(a)	(3)	5/2019	USD	(142,594)	(2,881)
LME Nickel Base Metal(a)	(1)	5/2019	USD	(77,706)	(10,006)
LME Zinc Base Metal(a)	(2)	5/2019	USD	(147,688)	(24,220)
LME Aluminum Base Metal(a)	(3)	7/2019	USD	(143,925)	(3,537)
LME Nickel Base Metal(a)	(1)	7/2019	USD	(78,048)	758
LME Zinc Base Metal(a)	(2)	7/2019	USD	(145,825)	(7,833)
					(47,719)
					40,762

(a)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 1.

Abbreviations

USD	US Dollar

See accompanying notes to consolidated schedules of portfolio investments.

Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF

Consolidated Schedule of Portfolio Investments

March 31, 2019 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 89.6%

U.S. TREASURY OBLIGATIONS - 89.6%
U.S. Treasury Bills
2.36%, 4/4/2019(a)	200,000	199,961
2.41%, 4/18/2019(a)(b)	3,000,000	2,996,657
2.46%, 7/11/2019(a)	200,000	198,673
2.40%, 9/26/2019(a)	205,000	202,603
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,597,576)		3,597,894

Total Investments - 89.6% (Cost $3,597,576)		3,597,894
Other Assets Less Liabilities - 10.4%		419,079
Net Assets - 100.0%		4,016,973

(a)	The rate shown was the current yield as of March 31, 2019.
(b)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $499,440.

Futures contracts outstanding as of March 31, 2019 :
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
WTI Crude Oil	67	5/2019	USD	4,029,380	169,304
					169,304

Cash collateral in the amount of $1,720 was pledged to cover margin requirements for open futures contracts as of March 31, 2019.

Abbreviations

USD	US Dollar

See accompanying notes to consolidated schedules of portfolio investments.

Notes to Consolidated Schedules of Portfolio Investments

March 31, 2019 (Unaudited)

1.	Summary of Significant Accounting Policies

The Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF (formerly known as Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF) (collectively, the “Funds” or, individually, a “Fund”) consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require management to make estimates and assumptions that affect the reported amounts and disclosures and disclosure of contingent assets and liabilities in the financial statements. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies.

The accompanying Consolidated Schedules of Portfolio Investments of the Funds include the accounts of Aberdeen Standard All Commodity Fund Limited, a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF; Aberdeen Standard All Commodity Longer Dated Fund Limited, a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF; Aberdeen Standard WTI Crude Oil Fund Limited (formerly known as Aberdeen Standard Energy Longer Dated Fund Limited), a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF. Each Subsidiary is organized under the laws of the Cayman Islands (together, the “Subsidiaries” and, each, a “Subsidiary”). All intercompany balances and transactions between a Fund and its Subsidiary have been eliminated in consolidation.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).

NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.

In calculating each Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less when originally acquired are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation.

In certain instances, such as when reliable market quotations are not readily available or are not deemed to reflect current market values, the Funds’ investments will be valued in accordance with the Trust’s pricing

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2019 (Unaudited)

policy and procedures as determined in good faith by the Trust’s Board of Trustees (the “Board”). The Board has by appropriate resolutions, designated the Fair Value Pricing Committee to make all necessary determinations of fair value of the portfolio securities for which market quotations are not readily available. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Funds’ NAV Calculation Time that may materially affect the value of the Funds’ investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized in three levels listed below:

• Level 1— Unadjusted quoted prices in active markets for identical assets on the measurement date that the Funds have the ability to access.

• Level 2— Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3— Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. For each of the Funds, there were no Level 3 investments held for the period ended March 31, 2019.

The following is a summary of the valuations as of March 31, 2019, for each Fund based upon the three levels defined above.

	Level 1	Level 2	Total
	Futures Contracts*	U.S. Treasury Obligations	Investment Securities	Other Financial Instruments - Futures Contracts*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$1,978,010	$147,694,967	$147,694,967	$1,978,010
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	40,762	3,492,168	3,492,168	40,762
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	169,304	3,597,894	3,597,894	169,304

* These investments are recorded in the consolidated schedule of portfolio investments at the unrealized appreciation/(depreciation) on the investment.

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2019 (Unaudited)

Money Market Instruments

Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives

Each Fund may use derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Funds’ use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Funds must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Funds must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify these policies in the future.

Commodity Futures

Each Fund may, through the Subsidiary, invest in exchange traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

Notes to Consolidated Schedules of Portfolio Investments (continued)

March 31, 2019 (Unaudited)

Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.

More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. Any difference between the price for the expiring contract and the price for the later dated contract is known as a `roll yield’ and this can be either a positive amount or a negative amount.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearing house and it will be the clearing house that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

Notes to Consolidated Schedules of Portfolio Investments (concluded)

March 31, 2019 (Unaudited)

To ensure a party to a futures contract fulfils its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, in which situation margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract indicates that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. At period end, the net unrealized appreciation and depreciation on LME futures contracts is included in unrealized appreciation and unrealized depreciation on open futures contracts on the Consolidated Statements of Assets and Liabilities. Any margin deposited by a Subsidiary should earn interest income.

SEC guidance sets out certain requirements with respect to coverage of futures positions by registered investment companies which each Fund and each Subsidiary will comply with. This includes, in certain circumstances, the need to segregate cash or liquid securities on its books and records and to engage in other appropriate measures to ensure its obligations under particular futures or derivative contracts are covered. Cash settled futures contracts will require a Fund to segregate liquid assets in an amount equal to its daily mark-to-market (net) obligation under that contract. Any securities held in a segregated account or otherwise earmarked for these purposes may not be sold while a Fund maintains the relevant position, unless they are replaced with other permissible assets. Each Fund may also purchase put options as a means of covering its investments if they are on the same futures contract and their strike price is as high, or higher, than the price of the relevant contracts. Each Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.